                                                                   EXHIBIT: 99.3

                                    COMPUTATIONAL MATERIALS FOR
                                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                SERIES 2005-SL2
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                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[445,117,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-SL2




                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

            WILSHIRE CREDIT CORPORATION AND PHH MORTGAGE CORPORATION
                                   SERVICERS

                                DEUTSCHE BANK, NA
                                     TRUSTEE




                                 JUNE [13], 2005




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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                    COMPUTATIONAL MATERIALS FOR
                                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                SERIES 2005-SL2
--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.




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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                    COMPUTATIONAL MATERIALS FOR
                                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                SERIES 2005-SL2
--------------------------------------------------------------------------------


                                  EXCESS SPREAD

The table below displays excess spread in bps. Calculations are run to call at both static (1ML = 3.3134%) and forward LIBOR. Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between (a) the total scheduled interest of the mortgage loans based on the Net Mortgage Rates in effect on the related due date minus (b) the total interest due on the Certificates, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period. Other assumptions include:
(1) prepayment speed is 30% CPR, (2) no defaults and no losses:


              EXCESS SPREAD IN BPS               EXCESS SPREAD IN BPS
PERIOD           (STATIC LIBOR)                     (FORWARD LIBOR)
------        --------------------               --------------------
Avg yr1               625                                 586
Avg yr2               667                                 628
Avg yr3               701                                 653
Avg yr4               658                                 609
Avg yr5               668                                 599



            EXCESS                       EXCESS                     EXCESS                      EXCESS
           SPREAD IN                    SPREAD IN                   SPREAD                     SPREAD IN
              BPS          1 MONTH         BPS                      IN BPS        1 MONTH         BPS
            (STATIC        FORWARD      (FORWARD                   (STATIC        FORWARD      (FORWARD
PERIOD      LIBOR)          LIBOR        LIBOR)       PERIOD        LIBOR)         LIBOR        LIBOR)
------     ---------       --------     ---------     ------       -------       ---------     ---------
1             632          3.31340%         632         40            634        4.05960%         589
2             594          3.46220%         580         41            631        4.06330%         583
3             598          3.56440%         575         42            644        4.06790%         596
4             613          3.64700%         584         43            637        4.07450%         588
5             607          3.77530%         565         44            641        4.08290%         590
6             623          3.78110%         581         45            671        4.09190%         624
7             617          3.79230%         573         46            648        4.10390%         593
8             622          3.88520%         570         47            661        4.11840%         605
9             659          3.90090%         611         48            655        4.13360%         594
10            634          3.90900%         579         49            668        4.14700%         607
11            651          3.95450%         594         50            661        4.16200%         595
12            647          3.94410%         589         51            661        4.17570%         594
13            661          3.89020%         612         52            672        4.18770%         606
14            652          3.84340%         607         53            662        4.19980%         593
15            653          3.80590%         612         54            672        4.21060%         604
16            665          3.77570%         627         55            662        4.22200%         591
17            657          3.75690%         620         56            662        4.23140%         591
18            669          3.74460%         635         57            693        4.23840%         628
19            661          3.74150%         626         58            663        4.24680%         590
20            664          3.74650%         628         59            673        4.25400%         602
21            696          3.75880%         663         60            663        4.26040%         590
22            669          3.78040%         631         61            673        4.26590%         602
23            681          3.81020%         643         62            664        4.27220%         589
24            674          3.85020%         632         63            664        4.27830%         589
25            686          3.89000%         644         64            674        4.28480%         601
26            680          3.92320%         634         65            664        4.29120%         588
27            683          3.95600%         635         66            675        4.29620%         601
28            695          3.98360%         648         67            665        4.30290%         588
29            690          4.00670%         639         68            665        4.30890%         588
30            702          4.02690%         653         69            695        4.31390%         625
31            697          4.04300%         646         70            666        4.32130%         587
32            701          4.05560%         650         71            676        4.32680%         599
33            722          4.06280%         675         72            666        4.33280%         586
34            710          4.06720%         660         73            676        4.34000%         598
35            724          4.06730%         676         74            666        4.34740%         585
36            721          4.06440%         673         75            666        4.35530%         585
37            735          4.06050%         690         76            676        4.36450%         596
38            690          4.05910%         644         77            628        4.37490%         546
39            654          4.05850%         608         78            639        4.38440%         558


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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                       26